UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

December 1, 2025
Date of Report (date of earliest event reported)
__________________________________________________________________________
INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
_____________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
_____________________________________________________________________________________________________

ITEM 7.01. REGULATION FD DISCLOSURE
On September 3, 2025, Ingevity Corporation, a Delaware corporation ("Ingevity", "the Company") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Mainstream Pine Products, LLC, a Delaware limited liability company ("Purchaser"), pursuant to which Purchaser will purchase substantially all of the assets and assume and acquire certain of the rights and liabilities of Ingevity or its applicable affiliates that relate to or are used in connection with (a) Ingevity's industrial specialties product line (other than Ingevity's lignin dispersant and alternative fatty acid based products, road technologies product line and other businesses and products more fully described in the Purchase Agreement) and (b) Ingevity's North Charleston, South Carolina crude tall oil refinery (the "CTO Refinery") and Ingevity's and its affiliates' operations thereof (collectively, the "Divestiture"). The Divestiture is expected to close by early 2026.
Ingevity previously disclosed the Divestiture and the Asset Purchase Agreement (the "Purchase Agreement") in a Current Report on Form 8-K filed by Ingevity with the Securities and Exchange Commission (the "SEC") on September 3, 2025 (the "Previous Form 8-K"). The foregoing description of the Purchase Agreement and the acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement filed as Exhibit 2.1 to the Previous Form 8-K, which is incorporated herein by reference.
In connection with the transaction, the Company determined that the industrial specialties product line and CTO Refinery included within the Divestiture met the criteria to be classified as held for sale and that the sale represents a strategic shift that will have a major effect on Ingevity’s operations and results. Accordingly, for all periods presented, the results of operations of the industrial specialties product line and CTO Refinery, collectively defined above as the Divestiture, are presented as discontinued operations within this Form 8-K.
Ingevity is providing, attached as Exhibit 99.1, unaudited recast Condensed Consolidated Statements of Operations, Segment Operating Results, and certain Non-GAAP Financial Measures for the years ended December 31, 2024 and 2023 as well as the three month periods ended March 31, 2025 and 2024, June 30, 2025 and 2024, September 30, 2025 and 2024, and December 31, 2024, that reflect the industrial specialties product line and the CTO Refinery as discontinued operations. These reporting changes have been retrospectively applied for all periods presented. These amounts are considered preliminary, and as such, actual amounts could differ from these estimates.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Asset Purchase Agreement, dated September 3, 2025, by and between Ingevity Corporation and Mainstream Pine Products, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission on September 4, 2025)*
99.1
Recast Condensed Consolidated Statement of Operations, Historical Segment Information and certain Non-GAAP Financial Measures Reflecting the Industrial Specialties product line and CTO Refinery as Discontinued Operations (Unaudited)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer
Date: December 1, 2025